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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-49077) of Duke Capital Corporation of our report dated February 13, 1998 appearing in the Form 10/A of Duke Capital Corporation and to the reference to us under the heading "Experts" in the Prospectus which is a part of the Registration Statement.


 /s/  Deloitte & Touche LLP
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    Deloitte & Touche LLP


Charlotte, North Carolina
May 8, 1998